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[Anheuser-Busch Companies logo]

                                                                Exhibit 10.1

               INCENTIVE STOCK OPTION (FORM S.C.) COVER SHEET

                                  UNDER THE
                       ANHEUSER-BUSCH COMPANIES, INC.
                          1998 INCENTIVE STOCK PLAN

                              GRANT INFORMATION

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                                                                    Option Price            Social
       GRANTED TO                Grant Date      Number of Options   $ Per Share       Security Number
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
                               Expiration Date


                                  AGREEMENT

         This Incentive Stock Option Cover Sheet (the "ISO Cover Sheet") and the Standard Incentive Stock Option Form Agreement (Version [date]) (the "Standard ISO Form"), which is incorporated herein by this reference, together constitute a single Incentive Stock Option Agreement (this "ISO Agreement") under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan (the "Plan"). This ISO Agreement is between Anheuser-Busch Companies, Inc. (the "Company") and the person named above under the caption "Granted To" (the "Optionee"). By signing below, Optionee accepts the Options granted under this ISO Agreement, agrees to be bound by the terms of this ISO Agreement, and acknowledges that he or she has received, read, and understood a complete copy of the Standard ISO Form which is part of this ISO Agreement. Optionee understands that he or she may request another copy of the Standard ISO Form from the Company as long as this ISO Agreement remains outstanding.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION THAT APPLIES TO ALL DISPUTES RELATED TO THIS AGREEMENT, AND MAY BE ENFORCED BY THE PARTIES.

         In witness whereof, the Company and the Optionee have executed this ISO Agreement in duplicate as of its Grant Date.

         Anheuser-Busch Companies, Inc.


         By:  [Signature of Vice President]     By: [Signature of Optionee]
            --------------------------------        ------------------------


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FORM ISO-S.C.                          1


[Anheuser-Busch Companies logo]


               STANDARD INCENTIVE STOCK OPTION FORM AGREEMENT
                              (VERSION [DATE])
                  UNDER THE ANHEUSER-BUSCH COMPANIES, INC.
                          1998 INCENTIVE STOCK PLAN

         This Standard Incentive Stock Option Form Agreement (the "Standard ISO Form"), and the Incentive Stock Option Cover Sheet (the "Cover Sheet") which specifically incorporates this Standard ISO Form by reference, together constitute a single Incentive Stock Option Agreement (this "ISO Agreement" or this "Agreement") under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan (the "Plan"). This ISO Agreement is between Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), and the person designated on the Cover Sheet under the caption "Granted To" (the "Optionee"). The parties agree as follows:

         Section 1. GRANT. In conformity with the Plan, the provisions of which are incorporated herein by this reference, and pursuant to action by the Compensation Committee which administers the Plan (the "Committee"), the Company hereby irrevocably grants to the Optionee Incentive Stock Options (the "Options"), which are "incentive stock options" under Section 422 of the Internal Revenue Code of 1986 ("Code"), as amended, to purchase all or any part of the number of shares of common stock of the Company ("Stock") equal to the number set forth on the Cover Sheet under the caption "Number of Options", on the terms and conditions herein set forth. The grant hereunder is made as of the Grant Date set forth on the Cover Sheet (the "Grant Date").

         Section 2. OPTION PRICE. The purchase price per share of the Stock covered by the Options (the "Option Price") shall be the price specified on the Cover Sheet under the caption "Option Price $ Per Share".

         Section 3.  EXERCISABILITY.

                  (a) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE OPTIONEE SHALL HAVE THE RIGHT TO EXERCISE ONE-THIRD OF THE OPTIONS ON AND AFTER THE FIRST ANNIVERSARY OF THE GRANT DATE, THE NEXT ONE-THIRD OF THE OPTIONS ON AND AFTER THE SECOND ANNIVERSARY OF THE GRANT DATE, AND THE REMAINING ONE-THIRD ON AND AFTER THE THIRD ANNIVERSARY OF THE GRANT DATE.

                  (b) If, while any Options remain outstanding and unexercised, an Acceleration Date (as defined in the Plan from time to time) occurs, the Options shall become immediately exercisable, and the provisions of Section 7 (relating to forfeitures) automatically shall lapse.

                  (c) The Options shall become immediately exercisable on the date death, Disability or Retirement of the Optionee occurs.

                  (d) The Committee may accelerate the dates on which the Options become exercisable at any time and for any reason.

                  (e) Except as provided in paragraph (g) below, Optionee shall not exercise the Options unless Optionee has been an employee of any of the Company, a Subsidiary, or an Affiliate at all times during the period beginning on the Grant Date and (i) ending on the day three months before the date of such exercise, or (ii) if Optionee ceases to be such an employee as a result of Disability, ending on the day one year before the date of such

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FORM ISO                               2


         exercise, or (iii) if Optionee ceases to be such an employee as a result of Retirement, ending on the day five years before the date of such exercise. If Optionee ceases to be an employee for reasons which would satisfy both (ii) and (iii), (iii) shall control.

                  (f) Optionee shall not exercise any of the Options which are not exercisable on the date Optionee ceases to be employed by any of the Company, a Subsidiary, or an Affiliate, except if Optionee ceases to be so employed as a result of death, Disability or Retirement.

                  (g) If Optionee dies (i) while employed by any of the Company, a Subsidiary, or an Affiliate, or within three months after the date Optionee ceases to be so employed, or (ii) within one year after the date Optionee ceases to be so employed as a result of Disability, or (iii) within five years after the date of Optionee's Retirement, the Options may be exercised until the earlier to occur of the Expiration Date or the date three years after the date of death, and shall not be exercised thereafter.

                  (h) The exercisability of the Options shall not be affected by any change of duties or position of Optionee so long as Optionee continues to be an employee of at least one of the Company, a Subsidiary or an Affiliate.

                  (i) An individual who is granted a leave of absence by his/her Employer for any reason shall be considered to remain employed by the Employer until the leave terminates or a date two years after the date the leave commenced, whichever occurs first.

                  (j) On the Grant Date, the options are "Incentive Stock Options" as defined in the Plan. If, pursuant to the provisions of this Section, (i) any of the Options are exercised later than three months after the Optionee's employment terminates, or later than one year after Optionee's employment terminates as a result of Disability (unless Optionee dies during either period), or (ii) Optionee is granted a leave of absence under certain circumstances, the Options will cease to qualify for the exclusion from income provided in Section 421 (a) of the Code. In addition, under certain circumstances, the Options may cease to so qualify if Optionee becomes employed by an Affiliate or if exercisability of the Options is accelerated. If the Options cease to so qualify for any reason, they shall become "Non-Qualified Stock Options" as defined in the Plan.

         Section 4. TERMINATION. The Options shall terminate and cease to be exercisable in accordance with the following provisions:

                  (a) Notwithstanding any other provisions of this Agreement, the Options shall terminate at the close of business on the Expiration Date set forth on the Cover Sheet (the "Expiration Date"), unless sooner terminated as provided below or sooner forfeited as provided in Section 7.

                  (b) The Options shall terminate when they no longer may be exercised pursuant to Sections 3(e), (f) or (g), if sooner than the Expiration Date.

         Section 5. EXERCISES.

                  (a) Optionee may exercise some or all of the Options, to the extent exercisable, by paying the Option Price of the Options exercised and taking all other required actions in accordance with
         Section 5(b). The Options may be exercised only by Optionee or his or her

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FORM ISO                               3


         guardian or legal representative during his or her lifetime, and only by Optionee's Post-Death Representatives after Optionee's death. The term "Post-Death Representatives" means the executor or administrator of Optionee's estate or the person or persons to whom Optionee's rights under this Agreement shall pass by his or her will or the laws of descent and distribution.

                  (b) Any exercise of the Options shall be made only in accordance with those procedures required or expressly permitted by the Secretary at the time of the exercise. Exercise procedures may be changed by the Secretary during the term of the Options. The Secretary's exercise procedures may impose restrictions and requirements concerning payment of the Option Price, payment of taxes, issuance and delivery of Stock, communications between the Company (or its agents) and the Optionee, the effectiveness and effective date of the exercise, and all other matters pertaining to the exercise. Optionee may request from the Secretary's office at any time a summary of those exercise procedures which then are in effect; it is Optionee's responsibility to ascertain and follow those exercise procedures in effect at the time of each exercise. Any deviation from the Secretary's procedures permitted in one exercise shall not entitle the Optionee to utilize or rely upon that deviation in a later exercise.

         Section 6. WITHHOLDING TAXES. If and when Optionee's Employer becomes required to collect Required Withholding Taxes, the Optionee shall promptly pay to the Company or Employer (as required by the Committee or the Company at the time) the amount of such Required Withholding Taxes in cash. If at the time of exercise the Options have for any reason become Non-Qualified Stock Options, cash payment shall not be required if Optionee makes a Tax Election in accordance with the following terms and conditions:

                  (a) General Rules for Tax Elections. Optionee may make an election (a "Tax Election") to have the Company withhold from the shares of Stock payable to Optionee that number of shares determined in accordance with paragraph (b) below. Optionee may make a Tax Election only at the time of an exercise; such Election may relate only to such exercise. Each Tax Election shall be governed by the rules of the Committee or Secretary as in effect at the time of the Election. If a Tax Election is duly made, the Company will make a cash payment to the appropriate taxing authorities equal to the aggregate value on the exercise date of all shares of Stock withheld, even if (as a result of rounding) the amount paid exceeds the amount of Required Withholding Taxes. For purposes of this Section 6, the value of Stock on the exercise date may be determined in any manner approved by the Committee or Secretary at that time and need not be based on "Fair Market Value" as defined in the Plan. Moreover the Secretary shall establish rounding and all other administrative rules from time to time, which shall govern all Tax Elections.

                  (b) Number of Shares Withheld. The number of shares of Stock to be withheld with respect to an exercise as to which a Tax Election is duly made will be determined by dividing the amount of Required Withholding Taxes related to the exercise by the value of a share of Stock on the exercise date.

                  (c) Revocation of Tax Section Privilege. Optionee's privilege of making a Tax Election may be revoked, and this Section 6 along with the rules governing the privilege may be amended, in whole or in part, at any time, for any reason or no reason, without notice to Optionee.

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FORM ISO                               4


         Section 7. FORFEITURES. If Optionee voluntarily terminates employment within two years after the Grant Date (other than as a result of death, Disability or Retirement), or if Optionee is dismissed from employment at any time for any reason, the Options shall immediately terminate and be forfeited to the extent not previously exercised. For purposes of this Agreement, an Optionee shall be deemed dismissed from employment if, among other things, he or she no longer is employed by any of the Company, a Subsidiary, or an Affiliate because of a sale of a Subsidiary or interest in an Affiliate, or a sale of assets of any business operation owned by the Company, a Subsidiary or an Affiliate, or because of a liquidation, shutdown, spin-off, distribution, reorganization, division or similar event.

         Section 8. ADJUSTMENTS. In the event of (a) any change in the outstanding shares of Stock by reason of any stock split, combination of shares, stock dividend, reorganization, merger, consolidation, or other corporate change having a similar effect, (b) any separation of the Company including a spin-off or other distribution of stock or property by the Company, or (c) any distribution to stockholders generally other than a normal dividend, the Committee shall make such equitable adjustment to the Options (to the extent then outstanding) as it shall deem appropriate in order to prevent the dilution or enlargement of (i) the shares of Stock which may be issued pursuant to the Options or (ii) the economic value of the Options, subject to the limitations and requirements of the Plan from time to time. Any such determination by the Committee shall be conclusive and binding on all concerned.

         Section 9. COMPLIANCE WITH SECURITIES LAWS, ETC. In its discretion, the Company may place legends upon any Stock certificates issued hereunder, and otherwise may restrict Optionee's ability to transfer such Stock, if and to the extent necessary to comply with, or facilitate the Company's compliance with, federal or state securities laws or any regulations or rules thereunder, or the requirements of the New York Stock Exchange or other exchange upon which the Stock is listed or approved for listing. The provisions of this Section shall terminate upon the occurrence of an Acceleration Date described in Section 3(b) above.

         Section 10. LIMITATION ON RIGHTS IN COMPANY STOCK. Neither Optionee nor his or her executor or administrator, legatees or distributees, as the case may be, shall have any of the rights of a shareholder with respect to shares of Stock covered by the Options until shares of Stock are issued to him, her or them upon exercise of the Options.

         Section 11. LIMITATIONS ON TRANSFERS. The Options shall not be transferable by Optionee otherwise than by will or by the laws of descent and distribution. If, at the time of exercise, the Options continue to be Incentive Stock Options, the certificate representing the shares of Stock issued upon exercise of the Options shall not be issued in the name of a nominee for the Optionee, and may be legended, as required by the Company, to prevent transfer into the name of a nominee; provided, however, that the restrictions stated in the legend shall terminate no later than the expiration of the restrictions on disposition of such shares specified in
Section 422(a)(1) of the Code.

         Section 12. NO RIGHT TO EMPLOYMENT. Nothing in this Agreement or the Plan shall confer on the Optionee any right or expectation to continue in the employ of his or her Employer or the Company, or to interfere in any manner with the absolute right of the Employer or the Company to change or terminate the Optionee's employment at any time for any reason or no reason.

         Section 13. DEFINITIONS.

         "Act" means the Securities and Exchange Act of 1934, as amended from time to time.

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FORM ISO                               5


         "Disability" means the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code, or any successor to such Section.

         "Reporting Person" as of a given date, means an Optionee who would be required to report a purchase or sale of Stock occurring on such date to the Securities and Exchange Commission pursuant to Section 16(a) of the Act and the rules and regulations thereunder.

         "Retirement" means voluntary termination of employment from the Company or a Subsidiary (i) after an individual attains age sixty (60); or
(ii) after completion of twenty (20) years of service with the Company and/or its Subsidiaries or Affiliates.

         "Rule 16b-3" means Rule 16b-3 (as amended from time to time) promulgated by the Securities and Exchange Commission under the Act, and any successor thereto.

         Other capitalized terms not defined in this Agreement shall have the meanings given in the Plan.

         Section 14. RULE 16b-3. If and as long as Optionee is a Reporting Person, he or she shall not act with respect to the Options in a manner which, in the Company's or Committee's judgment, would contravene any requirement of Rule 16b-3 as in effect at the time of such action. However, the Company or Committee may permit Optionee to contravene Rule 16b-3 if Optionee has been fully apprised of the legal consequences of such action.

         Section 15. AMENDMENTS. This Agreement may be amended in writing by the Company and Optionee, provided that the Company may amend this Agreement unilaterally (i) if the amendment does not adversely affect or impair the rights of the Optionee, (ii) if the Company determines that the amendment is necessary to comply with Rule 16b-3, or (iii) if the Company determines that the amendment is necessary to prevent benefits under this Agreement from constituting "applicable employee remuneration" within the meaning of
Section 162(m) of the Code. The Company shall give notice to the Optionee of any such unilateral amendment either before or promptly after the effective date thereof. Notwithstanding the foregoing, no amendment shall be made unilaterally if at that time the Options continue to be Incentive Stock Options and if such amendment would cause the Options to become Non-Qualified Stock Options.

         Section 16. INTERPRETATION. It is intended that the Options granted herein shall in all respects be subject to and governed by the provisions of the Plan and that, when granted, they shall meet the requirements of the "incentive stock option" provisions presently embodied in Section 422 of the Code. This Agreement shall in all respects be so interpreted and construed as to be consistent with this intention.

         Section 17. GOVERNING LAW. This Agreement and any other document delivered hereunder shall be construed in accordance with and governed by the laws of the state of Missouri without regard to the principles of conflicts of law. Each party hereto submits to the exclusive jurisdiction of the Circuit Court for the County of St. Louis, State of Missouri ("County Court") residing in St. Louis County for purposes of all legal proceedings (including, but not limited to, actions to compel arbitration under the provisions of this Agreement) arising out of or relating to this Agreement or the transactions contemplated hereby. In the event that the County Court is for any reason not available for purposes of any such legal proceeding, then each party hereto submits to the exclusive jurisdiction of the United States District Court for the Eastern District of Missouri, Eastern Division

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FORM ISO                               6


(St. Louis). Each party hereto irrevocably waives, to the fullest extent permitted by law, any objections that either party may now or hereafter have to the aforesaid venue, including without limitation any claim that any such proceeding brought in either such court has been brought in an inconvenient forum, provided however, this provision shall not limit the ability of either party to enforce the other provisions of this section.

         Section 18. AGREEMENT TO ARBITRATE CLAIMS. Optionee and the Company acknowledge and agree that any and all disputes relating to or arising out of this Agreement shall be resolved through binding arbitration under the procedures specified by the Company's Dispute Resolution Program (DRP). The results of said arbitration shall be final and binding on both Optionee and the Company. Each party may enforce this Section. Each party hereto irrevocably waives, to the fullest extent permitted by law, any and all rights to a jury trial.

         Section 19. CONFORMITY WITH LOCAL LAWS. Notwithstanding any other provision of this Agreement, the Company and Optionee agree that: (a) to the extent that any provision of this Agreement is illegal or void under the laws of the country or province (other than the United States or its states) of which Optionee is a citizen ("Local Laws"), such provision shall be deemed changed to the minimum extent necessary to conform to the requirements of such Local Laws; (b) to the extent Local Laws require this Agreement to contain a provision, whether it be a covenant, restriction, prohibition, or otherwise, that provision shall be deemed included in this Agreement; and (c) the provisions of this Agreement shall be deemed changed to the extent necessary to ensure compliance by the Company and Optionee with all Local Laws governing taxation. This Agreement may be restated by the Company after the Grant Date to reflect the changes provided in this Section, and also may be restated by the Company in a language other than English even if not required by Local Laws. Optionee's consent to any such changes or restatements shall be required only to the extent required by Local Laws or by the Company.

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FORM ISO                               7